SUMMARY PROSPECTUS

Rainier Balanced Fund – RIMBX

Original Shares

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.rainierfunds.com/LiteratureAndForms/pages/LitandFormsInd.aspx. You may also obtain this information at no cost by calling (800) 248-6314. The Fund’s Prospectus and Statement of Additional Information, both dated July 31, 2012, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Rainier Balanced Fund (the “Balanced Fund” or “Fund”) seeks to provide investors with a balance of long-term capital appreciation and current income.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.21%

Total Annual Fund Operating Expenses	1.16%

EXAMPLE

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$118	$368	$638	$1,409

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 77.20% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of common stocks of companies traded in the U.S., investment-grade fixed-income securities (including convertible bonds) and cash equivalent securities. A portion of these investment-grade fixed-income securities may also include mortgage-related securities (representing interests in pools of mortgage loans) and asset-backed securities (representing interests in other types of loans, such as those on motor vehicles or credit cards). Investment-grade fixed-income securities are generally considered to be those rated Baa3 or better by Moody’s Investor Services, Inc. (“Moody’s”), or BBB- or better by Standard & Poor’s Ratings Group (“S&P”) and Fitch Ratings (“Fitch”). The Fund may invest in bonds of any maturity but will on average have a dollar-weighted maturity between three and ten years. The Investment Adviser seeks to provide long-term capital appreciation and income with less return variability and risk than that of the stock market. The Fund’s assets will be allocated among equity, fixed-income and short-term cash-equivalent securities. Equity securities will normally constitute from 40% to 70% of the Fund’s net assets. Fixed-income securities will normally represent from 30% to 55% of the Fund’s net assets. Cash-equivalent securities will normally constitute from 0% to 35% of the Fund’s net assets. The Investment Adviser utilizes an approach of “strategic” long-term asset allocation, where the equity allocation remains between 45% and 65% unless extreme short-term market conditions indicate a more cautious or aggressive allocation. Aggressive market timing and shifts over 5% are avoided. Although the Fund does not expect to maintain significant positions in such securities on a normal basis, it may invest up to 25% of its assets in foreign securities. These include U.S. dollar denominated securities of foreign issuers and securities of foreign issuers that are listed and traded on a domestic national securities exchange. Currently, the Investment Adviser intends to invest only in U.S. dollar denominated securities of foreign issuers or American Depositary Receipts (“ADRs”).

The stock portion of the Fund invests primarily in the common stock of large-capitalization companies traded in the U.S. with the prospects of strong earnings growth and attractive overall business fundamentals, selling at attractive

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valuations. The stock portion of the Fund may also invest to a lesser extent in small- and mid-capitalization companies traded in the U.S. with these same prospects. The Investment Adviser refers to the equity selection philosophy as Growth at a Reasonable Price (“GARP”). The Investment Adviser considers the sale of a specific common stock when fundamentals deteriorate, when the stock reaches or surpasses its price target or when better opportunities are perceived in alternative stocks. The Investment Adviser may sell a fixed-income security if the security has been downgraded or when it is swapped for a more attractive security.

PRINCIPAL INVESTMENT RISKS

Because the Fund invests in securities that normally experience daily price changes, there is the risk that an investor could lose money. The following risks could affect the value of your investment:

•

Market Risk – The securities markets could decline or companies represented in the Fund may weaken or otherwise not meet market expectations. The securities markets may be subject to significant volatility which may increase the risks associated with an investment in the Fund.

•

Management Risk – Like all managed funds, there is a risk that the Investment Adviser’s strategy for managing the Fund may not achieve the desired results or may be less effective than other strategies in a particular market environment.

•

Growth Stock Risk – Growth stocks may fall out of favor with investors. Because growth stocks can have relatively high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

•

Bond Risk – As with most fixed-income funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. Generally, the longer the Fund’s average portfolio maturity and/or the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as events affecting its ability to continue to make principal and interest payments or its credit rating. Bond risks also include liquidity risks, mortgage-related and other asset-backed securities risks and prepayment risks.

•

Mortgage-Backed Securities Risk – The structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be very volatile. In particular, the recent events related to the U.S. housing market has had a severe negative impact on the value of some mortgage-backed securities and resulted in an increased risk associated with investments in these securities.

•

Government Sponsored Entities Risk – Securities issued or guaranteed by government-sponsored entities may not be guaranteed or insured by the United States Government, and may only be supported by the credit of the issuing agency.

•

Small- and Mid-Cap Company Risk – Investments in securities of small- and mid-cap companies involve greater risk of loss than investing in larger, more established companies. Small- and mid-cap companies may have limited product lines, markets or financial resources and less seasoned management teams and may trade less frequently and at a lower volume than more widely held securities. The prices of small- and mid-cap companies’ stocks tend to fluctuate in value more than other stocks.

•

Foreign Securities Risks – Foreign securities (including securities of issuers in emerging markets) involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of securities markets and less liquidity and more volatility than domestic markets.

•

IPO Risk – IPO share prices can be volatile and fluctuate considerably due to factors such as absence of a prior public market, unseasoned trading, a limited number of shares available for trading, and limited operating history and/or information about the issue. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

•

Portfolio Turnover Risk – High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions and dealer mark-ups and other transaction costs. This may also result in adverse tax consequences for shareholders.

PERFORMANCE

The following performance information provides some indication of the risks of investing in the Fund. The bar chart below illustrates how the Fund’s total returns have varied from year to year. The table below compares the Fund’s average annual total returns for the 1-year, 5-year and 10-year periods with a domestic broad-based market index, a secondary index provided as a bond market measure, and a third index calculated by the Investment Adviser and provided as a blend of the equity and bond market. The Fund’s performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Investment Adviser’s website at www.rainierfunds.com.

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RAINIER BALANCED FUND

CALENDAR-YEAR TOTAL RETURNS (%)

The year-to-date total return as of June 30, 2012 for the Fund was 5.59%.

Best Quarter:	+10.11%	(third quarter, 2009)
Worst Quarter:	-14.32%	(fourth quarter, 2008)

AVERAGE ANNUAL TOTAL RETURNS as of Dec. 31, 2011

	1 Year	5 Years	10 Years
Rainier Balanced Fund
Return before taxes	-1.00%	1.29%	3.46%
Return after taxes on distributions	-1.25%	0.41%	2.59%
Return after taxes on distributions and sale of fund shares	-0.51%	0.86%	2.70%
S&P 500 Index® (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%
Barclays Capital U.S. Intermediate Gov’t/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	5.80%	5.88%	5.20%
Balanced Index (reflects no deduction for fees, expenses or taxes)	3.58%	2.39%	4.00%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher for certain figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

INVESTMENT ADVISER

Rainier Investment Management, Inc.

PORTFOLIO MANAGERS

The Fund is team-managed by the Portfolio Managers listed below:

Name	Title	Managed the Fund Since
Daniel M. Brewer, CFA	Senior Portfolio Manager	2000
Mark W. Broughton, CFA	Senior Portfolio Manager	2002
Stacie L. Cowell, CFA	Senior Portfolio Manager	2006
Mark H. Dawson, CFA	Senior Portfolio Manager	1996
Andrea L. Durbin, CFA	Senior Portfolio Manager	2007
James H. Hentges, CFA	Portfolio Manager	2009
Matthew R. Kennedy, CFA	Director of Fixed Income Management	2008
James R. Margard, CFA	Chief Investment Officer	Inception (1994)
Peter M. Musser, CFA	Senior Portfolio Manager	Inception (1994)

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for regular session trading by written request via mail (Rainier Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 for regular mail, or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 for overnight service), by telephone at 1-800-248-6314 or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial investment in the Fund is $2,500. Additional investments may be made at any time with $250 or more.

TAX INFORMATION

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred accounts may be taxed later upon withdrawal from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, intermediary or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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RAINIER FUNDS    July 31, 2012

Summary Prospectus

Rainier Balanced Fund – RIMBX

Original Shares

RA-RIMBX